UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________________________________________________
FORM 8-K
 ________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2017
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UNDER ARMOUR, INC.
 ________________________________________________________________________________

Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (410) 454-6428
(Former name or former address, if changed since last report)
 ________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02. Results of Operations and Financial Condition.
On August 1, 2017, Under Armour, Inc. (“Under Armour”, or the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2017. A copy of Under Armour’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Under Armour has scheduled a conference call for 8:30 a.m. ET on August 1, 2017 to discuss its financial results.
Item 2.05. Costs Associated With Exit or Disposal Activities.
On July 27, 2017, the Company’s Board of Directors approved a restructuring plan designed to more closely align its financial resources with the critical priorities of its business. In connection with this restructuring plan, the Company expects to incur total estimated pre-tax restructuring and related charges in the range of $110 million to $130 million during 2017. The Company anticipates that these restructuring and related charges will primarily consist of:

•
up to $70 million of cash restructuring charges, comprised primarily of up to: $25 million in facility and lease termination costs, $15 million in employee severance and benefit costs, and $30 million in contract termination and other restructuring costs; and

•	up to $60 million of non-cash charges comprised of approximately $20 million of inventory related charges, and approximately $40 million of intangibles and other asset related impairments.
The Company currently anticipates that the majority of the restructuring and related charges will occur during the third quarter of 2017.

This disclosure contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements, and include statements regarding anticipated charges and restructuring costs, annualized savings, and the timing of these measures. These forward-looking statements are subject to risks, uncertainties, assumptions and changes in circumstances that may cause the estimated future impact of these charges, restructuring costs and annualized savings to differ materially from the forward-looking statements. These risks include the Company’s ability to successfully execute its restructuring plan, higher than anticipated costs in implementing the restructuring plan, management distraction from ongoing business activities, damage to the Company’s reputation and brand image and workforce attrition beyond planned reductions. Additional information regarding other factors that could cause the Company’s results to differ can be found in the Company’s press release attached hereto as Exhibit 99.1, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and the Company’s subsequent filings with the U.S. Securities and Exchange Commission. The forward-looking statements contained in this disclosure reflects the Company’s views and assumptions only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which this disclosure is made or to reflect the occurrence of unanticipated events.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 99.1: Under Armour, Inc. press release announcing financial results for the second quarter ended June 30, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: August 1, 2017	By:	/s/ David E. Bergman
David E. Bergman
Chief Financial Officer